UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    May 26, 2023

CONTANGO ORE, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35770 (Commission File Number)	27-3431051 (I.R.S. Employer Identification No.)

3700 Buffalo Speedway, Suite 925 Houston, Texas (Address of principal executive offices)		77098 (Zip Code)

Registrant’s Telephone Number, including area code: (713) 877-1311

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.         Other Events.

Technical Report Summary

On May 26, 2023, Contango ORE, Inc. (the “Company” or “Contango”) announced that it had completed its Technical Report Summary, dated May 12, 2023 (the “TRS”), on the Manh Choh Project (the “Project”) in accordance with the mining property disclosure rules specified in subpart 1300 of Regulation S-K. A copy of the TRS is filed as Exhibit 96.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the related press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The TRS summarizes the results of a Feasibility Study (“FS”) and subsequent FS economic update prepared by KG Mining (Alaska), Inc., Contango’s joint venture partner for the Project and an indirect subsidiary of Kinross Gold Corporation. The foregoing description of the TRS does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the TRS attached hereto as Exhibit 96.1.

Russell Indexes

On May 30, 2023, the Company announced that it is set to join the broad-market Russell 3000® and Russell Microcap® Indexes at the conclusion of the 2023 Russell indexes annual reconstitution, effective after the US market opens on June 26, 2023. Russell indexes are widely used by investment managers and institutional investors for index funds and as benchmarks for active investment strategies. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
96.1	Technical Report Summary, dated May 12, 2023.
99.1	Press Release of the Company, dated May 26, 2023
99.2	Press Release of the Company, dated May 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By: /s/ Leah Gaines

Leah Gaines
Vice President, Chief Financial Officer, Chief Accounting
Officer, Treasurer and Secretary

Dated: June 1, 2023